UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21586
                                                     ---------

                     First Trust Enhanced Equity Income Fund
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
  ----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141
                                                           ---------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                         ANNUAL REPORT
                                      FOR THE YEAR ENDED
                                       DECEMBER 31, 2007

                    ------------------------------------------------------------
[GRAPHIC OMITTED]   FIRST TRUST
                    ENHANCED EQUITY
                    INCOME FUND
                    ------------------------------------------------------------

                                             CHARTWELL INVESTMENT PARTNERS
                                      ------------------------------------------
                                      INSTITUTIONAL AND PRIVATE ASSET MANAGEMENT

[LOGO] FIRSTTRUST                                       [LOGO]
       ADVISORS L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    4
Portfolio of Investments ..................................................    5
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Financial Highlights ......................................................   16
Notes to Financial Statements .............................................   17
Report of Independent Registered Public Accounting Firm ...................   22
Additional Information ....................................................   23
Board of Trustees and Officers ............................................   28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund) (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of Chartwell, the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                  ANNUAL REPORT
                                DECEMBER 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust Enhanced Equity Income Fund (the "Fund") for the 12-month period ended December 31, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities to the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Enhanced Equity Income Fund

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of First Trust Enhanced Equity Income Fund ("FFA" or the "Fund") is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. There can be no assurance that the Fund's investment objective will be achieved.

                                  MARKET RECAP

EARLY PERIOD OF "EASY MONEY"

As reported in the Fund's Semi-Annual Report (for the six months ended June 30, 2007), Gross Domestic Product ("GDP") growth started out at a rate of 0.7% in the first quarter of 2007 but rebounded to an annualized 3.4% rate in the second quarter of the year as companies restocked inventories. Subsequent to the period covered in that Semi-Annual Report, GDP growth accelerated during the third quarter of 2007 as exports increased due to the falling dollar and consumer spending continued to be strong. This strong economic growth, combined with solid corporate earnings and continued support from private equity buyouts, propelled the S&P 500 Index through mid-July 2007 to a total return of over 10%. However, the end of the "easy money" period that had provided fuel to the economy and financial markets was imminent.

THE CREDIT MARKET

Several news stories in the July 2007 financial press reported that two sub-prime mortgage related hedge funds were in serious financial trouble. Their subsequent collapse, along with further announcements of financial trouble for other entities tied to sub-prime mortgages, precipitated a seizing of the credit markets during the mid-to late-summer months of 2007. What had started as an issue at two hedge funds has become a very serious issue for the financial markets as a whole as entities of all kinds have had to write-off or mark down over $100 billion worth of investments. This credit market freeze, combined with falling housing prices, appeared to have slowed the economy heading into the fourth quarter.

GDP GROWTH AND THE FEDERAL RESERVE

It was in this market environment that Chartwell Investment Partners, L.P. ("Chartwell") began serving as Sub-Advisor of the Fund, effective September 14, 2007. During Chartwell's brief tenure, GDP growth has slowed from 4.9% in the third quarter of 2007 to the advanced estimate of 0.6% for the fourth quarter of 2007 (with a possible economic slowdown or recession in 2008 being talked about in the financial and mainstream press). In an attempt to stimulate economic growth, the Federal Reserve has lowered the Federal Funds rate by a total of 225 basis points from September 18, 2007 through January 30, 2008.

PERFORMANCE ANALYSIS

The NAV total return of the Fund for the first full quarter of Chartwell's tenure ending December 31, 2007, was -2.50%, 1 and the total return on the Fund's common shares was -4.75% 2 for this same quarter. Both of these returns were inclusive of dividends of $0.40 per share. During this same time period, the S&P 500 Index returned -3.33%. For the 12 months ended December 31, 2007, FFA's NAV total return was 8.19% 1 and the market value total return was -3.76%
2. For the same 12 months ended December 31, 2007, the S&P 500 Index total return was 6.22%.

The significant economic and financial events discussed above occurred while Chartwell had been transitioning the Fund's portfolio to one which will obtain more of its total return from dividends paid by the Fund's portfolio securities, thereby enabling Chartwell to be more flexible with the level of options overwriting, consistent with the Fund's investment objective. This could allow Chartwell to manage the portfolio for increased gains.

The main positive contributors to performance versus the S&P 500 Index during Chartwell's management were in the Telecom and Materials sectors. Telecom benefited from its position of being less economically sensitive, while the outperformance in Materials was primarily driven by the Fund's position in Monsanto. Underperformance came mostly from Consumer Discretionary, which was impacted by a close correlation with economic activity, as well as the Fund's underweighting in Electric Utilities, which benefited strongly from its "safe haven" status.

                             PORTFOLIO MANAGER Q & A

WHAT IS YOUR OUTLOOK FOR THE MARKET?

The outlook for the market depends on the economy. We believe that it is difficult to forecast the full extent of any further write-offs or mark-downs from the sub-prime mortgage meltdown, despite the billions that have already been taken. We believe the economic picture is further subdued by the weak employment reports issued in December 2007 and January

----------
1 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per common share and does not reflect sales load.

2 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in common share market price per share.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

2008, weak retail sales that were reported over the past holiday season and the continued housing market slowdown. In addition, liquidity has become tight, which may restrict companies and individuals from borrowing. On the positive side, both the Federal Reserve and government policy makers are becoming more accommodative in both monetary and fiscal policy. As a result, we believe the economy could be growing in the second half of 2008.

In January 2008, the Federal Reserve lowered the Federal Funds rate by 125 basis points in an attempt to reduce the downside risks to economic growth, while also attempting to ease the tensions on the financial markets brought on by the sub-prime mortgage meltdown. It is anticipated that additional rate cuts will be made.

HOW HAVE YOU CHANGED THE FUND'S PORTFOLIO TO ACCOMMODATE YOUR MARKET OUTLOOK?

As a result of these economic changes, we reduced the Fund's exposure to late cycle businesses, adding to some of the more defensive areas of the market (Consumer Staples and Utilities), while slowly adding to some early cycle names which have high dividend yields. We currently anticipate maintaining a high level of covered calls written on the Fund's portfolio holdings. We will continue to manage the Fund's portfolio with the objectives of earning a high level of current income and gains to provide for the Fund's dividend, while also seeking to provide for capital appreciation opportunities over the market cycle.

                                   SUB-ADVISOR

Founded in 1997, Chartwell Investment Partners, L.P. is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

                            PORTFOLIO MANAGEMENT TEAM

[PHOTO OMITTED]

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 36 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund, he focuses on securities in the Energy, Financials and Staples industries. Mr. Schaffer recently participated in the Futures Industry Association Expo on a panel discussing Institutional Trends in Using Options. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing two closed-end equity income funds. These funds utilize option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

[PHOTO OMITTED]

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 10 years of investment industry experience. His areas of focus include the Transportation and Consumer Discretionary segments of the market. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler holds the CFA designation and is a member of the CFA Institute and the CFA Society of Philadelphia, and earned a Bachelor's degree in Accounting from the University of Delaware.

[PHOTO OMITTED]

KEVIN A. MELICH, CFA
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Melich is a founding partner of Chartwell and has 43 years of investment industry experience. He is a member of Chartwell's large-cap equity portfolio management team and implements portfolio management decisions for high yield equity institutional portfolios. His areas of focus are in the Automotive, Machinery, Office Electronics and REIT industries. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There he managed over $1.6 billion for institutional accounts in the value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm, A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich holds the CFA designation and is a member of the CFA Institute and the CFA Society of Philadelphia, and earned a Bachelor of Science degree in economics from St. John Fisher College.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO COMPONENTS (a)
DECEMBER 31, 2007


Oil, Gas & Consumable Fuels               13.12%
Diversified Telecommunication              8.42%
Capital Markets                            7.47%
Pharmaceuticals                            6.00%
Beverages                                  5.70%
Diversified Financial Services             5.53%
Commercial Banks                           5.39%
Media                                      4.18%
Aerospace & Defense                        4.00%
Real Estate Investment Trusts              3.84%
Semiconductors & Semiconductor             3.70%
Communications Equipment                   3.65%
Tobacco                                    3.06%
Household Durables                         2.49%
Electrical Equipment                       2.42%
Chemicals                                  2.30%
Hotels, Restaurants & Leisure              1.85%
Industrial Conglomerates                   1.78%
Air Freight & Logistics                    1.73%
Software                                   1.68%
Computers & Peripherals                    1.65%
Machinery                                  1.34%
Internet Software & Services               1.32%
Marine                                     1.26%
Trading Companies & Distributors           1.22%
Food & Staples Retailing                   1.13%
Multiline Retail                           1.09%
Road & Rail                                0.76%
Insurance                                  0.75%
Building Products                          0.59%
Specialty Retail                           0.58%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

  SHARES                        DESCRIPTION                           VALUE
----------   -------------------------------------------------   ---------------
COMMON STOCKS (b) - 99.7%

             AEROSPACE & DEFENSE - 4.0%
    57,900   Honeywell International, Inc. ...................   $    3,564,903
    42,900   Rockwell Collins, Inc. ..........................        3,087,513
   104,200   United Technologies Corp. .......................        7,975,468
                                                                 ---------------
                                                                     14,627,884
                                                                 ---------------
             AIR FREIGHT & LOGISTICS - 1.7%
    47,200   FedEx Corp. .....................................        4,208,824
    30,000   United Parcel Service, Inc., Class B ............        2,121,600
                                                                 ---------------
                                                                      6,330,424
                                                                 ---------------
             BEVERAGES - 5.7%
   184,000   Coca-Cola (The), Company ........................       11,292,080
   126,025   PepsiCo, Inc. ...................................        9,565,298
                                                                 ---------------
                                                                     20,857,378
                                                                 ---------------
             BUILDING PRODUCTS - 0.6%
   100,000   Masco Corp. .....................................        2,161,000
                                                                 ---------------
             CAPITAL MARKETS - 7.4%
   120,000   AllianceBernstein Holding, LP (e) ...............        9,030,000
   156,700   Lehman Brothers Holdings, Inc. ..................       10,254,448
   114,500   Merrill Lynch & Company, Inc. ...................        6,146,360
    72,800   Och-Ziff Capital Management Group, Class A ......        1,913,184
                                                                 ---------------
                                                                     27,343,992
                                                                 ---------------
             CHEMICALS - 2.3%
   100,000   Dow Chemical (The) Company ......................        3,942,000
    63,740   PPG Industries, Inc. ............................        4,476,460
                                                                 ---------------
                                                                      8,418,460
                                                                 ---------------
             COMMERCIAL BANKS - 5.4%
    50,000   PNC Financial Services Group, Inc. ..............        3,282,500
   170,000   U.S. Bancorp ....................................        5,395,800
   100,000   Wachovia Corp. ..................................        3,803,000
   240,000   Wells Fargo & Company ...........................        7,245,600
                                                                 ---------------
                                                                     19,726,900
                                                                 ---------------
             COMMUNICATIONS EQUIPMENT - 3.6%
   295,200   Cisco Systems, Inc. (c) .........................        7,991,064
   136,500   QUALCOMM, Inc. ..................................        5,371,275
                                                                 ---------------
                                                                     13,362,339
                                                                 ---------------
             COMPUTERS & PERIPHERALS - 1.6%
    47,400   EMC Corp. (c) ...................................          878,322
    47,900   International Business Machines Corp. ...........        5,177,990
                                                                 ---------------
                                                                      6,056,312
                                                                 ---------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

  SHARES                        DESCRIPTION                           VALUE
----------   -------------------------------------------------   ---------------
COMMON STOCKS (b) - (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES - 5.5%
   200,000   Bank of America Corp. ...........................   $    8,252,000
   275,000   JPMorgan Chase & Company ........................       12,003,750
                                                                 ---------------
                                                                     20,255,750
                                                                 ---------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 8.4%
   300,000   Alaska Communications Systems Group, Inc. .......        4,500,000
   229,700   AT&T, Inc. ......................................        9,546,332
   200,000   Citizens Communications Co. .....................        2,546,000
   250,000   Consolidated Communications Holdings, Inc. ......        4,975,000
   211,620   Verizon Communications, Inc. ....................        9,245,678
                                                                 ---------------
                                                                     30,813,010
                                                                 ---------------
             ELECTRICAL EQUIPMENT - 2.4%
   156,100   Emerson Electric Company ........................        8,844,626
                                                                 ---------------
             FOOD & STAPLES RETAILING - 1.1%
   108,800   Walgreen Company ................................        4,143,104
                                                                 ---------------
             HOTELS, RESTAURANTS & LEISURE - 1.8%
   115,000   McDonald's Corp. ................................        6,774,650
                                                                 ---------------
             HOUSEHOLD DURABLES - 2.5%
   124,270   Procter & Gamble (The) Company ..................        9,123,903
                                                                 ---------------
             INDUSTRIAL CONGLOMERATES - 1.8%
   176,000   General Electric Company ........................        6,524,320
                                                                 ---------------
             INSURANCE - 0.7%
    47,400   American International Group, Inc. ..............        2,763,420
                                                                 ---------------
             INTERNET SOFTWARE & SERVICES - 1.3%
   145,700   eBay, Inc. (c) ..................................        4,835,783
                                                                 ---------------
             MACHINERY - 1.3%
    67,600   Caterpillar, Inc. ...............................        4,905,056
                                                                 ---------------
             MARINE - 1.3%
   100,375   Eagle Bulk Shipping, Inc. .......................        2,664,956
   323,051   FreeSeas, Inc. (c) ..............................        1,938,306
                                                                 ---------------
                                                                      4,603,262
                                                                 ---------------
             MEDIA - 4.2%
   400,000   Entercom Communications Corp., Class A ..........        5,476,000
   300,000   GateHouse Media, Inc.............................        2,634,000
   135,600   Regal Entertainment Group, Class A ..............        2,450,292
   147,400   Walt Disney (The) Company .......................        4,758,072
                                                                 ---------------
                                                                     15,318,364
                                                                 ---------------
             MULTILINE RETAIL - 1.1%
    79,500   Target Corp. ....................................        3,975,000
                                                                 ---------------


Page 6                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

  SHARES                        DESCRIPTION                           VALUE
----------   -------------------------------------------------   ---------------
COMMON STOCKS (b) - (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - 13.1%
    50,000   BP PLC, SP ADR ..................................   $    3,658,500
    97,800   Chevron Corp. ...................................        9,127,674
    50,000   ConocoPhillips ..................................        4,415,000
   307,900   El Paso Corp. ...................................        5,308,196
   100,000   Exxon Mobil Corp. ...............................        9,369,000
   106,401   Plains All American Pipeline, L.P (e) ...........        5,532,852
    54,800   Valero Energy Corp. .............................        3,837,644
   189,400   Williams Companies (The), Inc. ..................        6,776,732
                                                                 ---------------
                                                                     48,025,598
                                                                 ---------------
             PHARMACEUTICALS - 6.0%
   100,000   Abbott Laboratories .............................        5,615,000
   100,000   Eli Lilly & Co. .................................        5,339,000
    54,745   Johnson & Johnson ...............................        3,651,492
   323,100   Pfizer, Inc. ....................................        7,344,063
                                                                 ---------------
                                                                     21,949,555
                                                                 ---------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.8%
   200,000   Annaly Capital Management, Inc. .................        3,636,000
   275,000   CapitalSource, Inc. .............................        4,837,250
   100,000   Gramercy Capital Corp. ..........................        2,431,000
   121,410   iStar Financial, Inc. ...........................        3,162,731
                                                                 ---------------
                                                                     14,066,981
                                                                 ---------------
             ROAD & RAIL - 0.8%
    33,300   Burlington Northern Santa Fe Corp. ..............        2,771,559
                                                                 ---------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
   284,800   Intel Corp.......................................        7,592,768
   100,000   Microchip Technology, Inc. ......................        3,142,000
    84,400   Texas Instruments, Inc. .........................        2,818,960
                                                                 ---------------
                                                                     13,553,728
                                                                 ---------------
             SOFTWARE - 1.7%
   143,900   Adobe Systems, Inc. (c) .........................        6,148,847
                                                                 ---------------
             SPECIALTY RETAIL - 0.6%
    40,500   Best Buy Company, Inc. ..........................        2,132,325
                                                                 ---------------
             TOBACCO - 3.1%
   113,435   Altria Group, Inc. ..............................        8,573,417
    40,000   Reynolds American, Inc. .........................        2,638,400
                                                                 ---------------
                                                                     11,211,817
                                                                 ---------------
             TRADING COMPANIES & DISTRIBUTORS - 1.2%
   170,000   Aircastle Ltd. ..................................        4,476,100
                                                                 ---------------

             TOTAL COMMON STOCKS (b) .........................      366,101,447
             (Cost $381,439,303)                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

                                DESCRIPTION                             VALUE
            ----------------------------------------------------   -------------
            TOTAL INVESTMENTS - 99.7% ..........................   $366,101,447
            (Cost $381,439,303) (d)

            CALL OPTIONS WRITTEN - (1.0%) ......................     (3,839,549)
            (Premiums received $5,622,371)

            NET OTHER ASSETS AND LIABILITIES - 1.3% ............      4,747,595
                                                                   -------------
            NET ASSETS - 100.0% ................................   $367,009,493
                                                                   =============

----------

   (a) All percentages shown in the Portfolio of Investments are based on net assets.

   (b) Call options were written on either entire or partial Common Stock positions; all Common Stocks are pledged as collateral. Call options on securities indices were written on a portion of the Common Stock positions that were not covered by call options on individual equity securities held in the Fund's portfolio.

   (c)   Non-income producing security.

   (d) Aggregate cost for federal income tax purposes is $381,855,646 for investments and $5,055,204 for premiums received on options written.

   (e)   Master Limited Partnership ("MLP")

SP ADR   Sponsored American Depository Receipt

 NUMBER OF
 CONTRACTS                      DESCRIPTION                             VALUE
-----------   ----------------------------------------------------   -----------
CALL OPTIONS WRITTEN - (1.0%)
              Abbott Laboratories Call
    1,000     @ 57.5 due Jan 08 ..................................   $  (50,000)
                                                                     -----------
              Adobe Systems, Inc. Calls
      700     @ 45 due Jan 08 ....................................      (21,000)
      739     @ 47.5 due Feb 08 ..................................      (22,170)
                                                                     -----------
                                                                        (43,170)
                                                                     -----------
              AllianceBernstein Holding, LP Call
      600     @ 85 due Jan 08 ....................................      (13,500)
                                                                     -----------
              American International Group, Inc. Call
      474     @ 60 due Jan 08 ....................................      (48,348)
                                                                     -----------
              Annaly Capital Management, Inc. Call
    2,000     @ 20 due Jan 08 ....................................      (20,000)
                                                                     -----------
              AT&T, Inc. Calls
    1,297     @ 42.5 due Jan 08. .................................      (58,365)
    1,000     @ 45 due Feb 08 ....................................      (40,000)
                                                                     -----------
                                                                        (98,365)
                                                                     -----------
              Bank of America Corp. Calls
    1,000     @ 47.5 due Jan 08. .................................       (5,000)
    1,000     @ 45 due Jan 08 ....................................      (10,000)
                                                                     -----------
                                                                        (15,000)
                                                                     -----------
              Best Buy Company, Inc. Call
      405     @ 50 due Jan 08 ....................................     (131,220)
                                                                     -----------
              BP PLC, Call
      500     @ 80 due Jan 08 ....................................       (7,500)
                                                                     -----------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

 NUMBER OF
 CONTRACTS                      DESCRIPTION                             VALUE
-----------   ----------------------------------------------------   -----------

CALL OPTIONS WRITTEN - (CONTINUED)
              Burlington Northern Santa Fe Corp. Call
      333     @ 85 due Jan 08 ....................................   $  (43,290)
                                                                     -----------
              CapitalSource, Inc. Calls
      800     @ 22.5 due Jan 08 ..................................       (8,000)
      725     @ 17.5 due Jan 08 ..................................      (58,000)
    1,000     @ 20 due Feb 08 ....................................      (30,000)
                                                                     -----------
                                                                        (96,000)
                                                                     -----------
              Caterpillar, Inc. Calls
      338     @ 80 due Jan 08 ....................................       (2,704)
      338     @ 80 due Feb 08 ....................................      (22,646)
                                                                     -----------
                                                                        (25,350)
                                                                     -----------
              Chevron Corp. Call
      978     @ 100 due Feb 08 ...................................      (97,800)
                                                                     -----------
              Cisco Systems, Inc. Call
    2,952     @ 30 due Jan 08 ....................................      (26,568)
                                                                     -----------
              Coca-Cola (The), Company Call
    1,840     @ 65 due Jan 08 ....................................      (18,400)
                                                                     -----------
              ConocoPhillips Call
      500     @ 85 due Jan 08 ....................................     (225,000)
                                                                     -----------
              Consolidated Communications Holdings, Inc. Calls
      500     @ 22.5 due Jan 08 ..................................      (10,000)
      500     @ 20 due Jan 08 ....................................      (31,250)
      800     @ 17.5 due Jan 08 ..................................     (104,000)
                                                                     -----------
                                                                       (145,250)
                                                                     -----------
              Dow Chemical (The) Company Call
    1,000     @ 45 due Jan 08 ....................................       (5,000)
                                                                     -----------
              eBay, Inc. Call
    1,457     @ 35 due Jan 08 ....................................      (65,565)
                                                                     -----------
              El Paso Corp. Call
    3,079     @ 17.5 due Jan 08 ..................................     (104,686)
                                                                     -----------
              Eli Lilly & Co. Call
    1,000     @ 55 due Jan 08 ....................................      (55,000)
                                                                     -----------
              EMC Corp. Call
      474     @ 20 due Jan 08 ....................................       (9,480)
                                                                     -----------
              Emerson Electric Company Call
      561     @ 55 due Jan 08 ....................................     (154,275)
                                                                     -----------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

 NUMBER OF
 CONTRACTS                      DESCRIPTION                             VALUE
-----------   ----------------------------------------------------   -----------

CALL OPTIONS WRITTEN - (CONTINUED)
              Entercom Communications Corp., Class A Call
    1,000     @ 15 due Jan 08 ....................................   $  (20,000)
                                                                     -----------
              Exxon Mobil Corp. Calls
      500     @ 90 due Jan 08 ....................................     (235,000)
      500     @ 100 due Feb 08 ...................................      (52,500)
                                                                     -----------
                                                                       (287,500)
                                                                     -----------
              FedEx Corp. Calls
      250     @ 100 due Jan 08 ...................................       (2,750)
      222     @ 100 due Feb 08 ...................................      (11,100)
                                                                     -----------
                                                                        (13,850)
                                                                     -----------
              General Electric Company Call
    1,760     @ 40 due Feb 08 ....................................      (44,000)
                                                                     -----------
              Honeywell International, Inc. Call
      579     @ 65 due Jan 08 ....................................      (20,265)
                                                                     -----------
              Intel Corp. Call
    2,848     @ 27.5 due Jan 08 ..................................     (145,248)
                                                                     -----------
              International Business Machines Corp. Call
      479     @ 110 due Jan 08 ...................................     (102,985)
                                                                     -----------
              iStar Financial, Inc. Calls
      500     @ 30 due Jan 08 ....................................       (7,500)
      714     @ 30 due Feb 08 ....................................      (39,270)
                                                                     -----------
                                                                        (46,770)
                                                                     -----------
              JPMorgan Chase & Company Call
      750     @ 45 due Jan 08 ....................................      (48,750)
                                                                     -----------
              Lehman Brothers Holdings, Inc. Calls
      488     @ 72.5 due Jan 08. .................................      (12,200)
    1,000     @ 70 due Jan 08 ....................................      (60,000)
                                                                     -----------
                                                                        (72,200)
                                                                     -----------
              Masco Corp. Call
    1,000     @ 22.5 due Jan 08 ..................................      (45,000)
                                                                     -----------
              McDonald's Corp. Call
    1,150     @ 65 due Mar 08 ....................................      (80,500)
                                                                     -----------
              Merrill Lynch & Company, Inc. Calls
      500     @ 60 due Jan 08 ....................................      (22,500)
      500     @ 55 due Jan 08 ....................................      (87,500)
                                                                     -----------
                                                                       (110,000)
                                                                     -----------
              Microchip Technology, Inc. Call
    1,000     @ 35 due Jan 08 ....................................       (5,000)
                                                                     -----------


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

 NUMBER OF
 CONTRACTS                      DESCRIPTION                             VALUE
-----------   ----------------------------------------------------   -----------

CALL OPTIONS WRITTEN - (CONTINUED)
              PepsiCo, Inc. Call
    1,200     @ 80 due Jan 08 ....................................   $  (12,000)
                                                                     -----------
              Pfizer, Inc. Call
    1,000     @ 25 due Jan 08 ....................................       (5,000)
                                                                     -----------
              PNC Financial Services Group, Inc. Call
      500     @ 75 due Jan 08 ....................................       (1,500)
                                                                     -----------
              PPG Industries, Inc. Call
      637     @ 75 due Jan 08 ....................................      (24,206)
                                                                     -----------
              Procter & Gamble (The) Company Call
    1,000     @ 75 due Jan 08 ....................................      (35,000)
                                                                     -----------
              QUALCOMM, Inc. Call
    1,365     @ 42.5 due Jan 08 ..................................      (31,395)
                                                                     -----------
              Regal Entertainment Group, Class A Call
    1,356     @ 20 due Jan 08 ....................................      (13,560)
                                                                     -----------
              Reynolds American, Inc. Call
      400     @ 70 due Feb 08 ....................................      (36,000)
                                                                     -----------
              Rockwell Collins, Inc. Call
      429     @ 75 due Jan 08 ....................................      (10,725)
                                                                     -----------
              S&P 500 Index Call
      200     @ 1,525 due Jan 08 .................................      (98,000)
                                                                     -----------
              Target Corp. Call
      795     @ 55 due Feb 08 ....................................     (103,350)
                                                                     -----------
              Texas Instruments, Inc. Call
      844     @ 32.5 due Jan 08 ..................................     (124,068)
                                                                     -----------
              U.S. Bancorp Call
    1,000     @ 35 due Mar 08 ....................................      (45,000)
                                                                     -----------
              United Parcel Service, Inc., Class B Call
      300     @ 75 due Jan 08 ....................................       (4,500)
                                                                     -----------
              United Technologies Corp. Call
    1,042     @ 80 due Jan 08 ....................................      (36,470)
                                                                     -----------


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

 NUMBER OF
 CONTRACTS                      DESCRIPTION                             VALUE
-----------   ---------------------------------------------------   ------------

CALL OPTIONS WRITTEN - (CONTINUED)
              Valero Energy Corp. Call
      548     @ 70 due Jan 08 ...................................   $   (98,640)
                                                                    ------------
              Verizon Communications, Inc. Call
    2,116     @ 47.5 due Feb 08 .................................       (74,060)
                                                                    ------------
              Wachovia Corp. Calls
      227     @ 42.5 due Jan 08. ................................        (7,945)
      773     @ 42.5 due Feb 08 .................................       (50,245)
                                                                    ------------
                                                                        (58,190)
                                                                    ------------
              Walgreen Company Call
    1,088     @ 40 due Jan 08 ...................................       (21,760)
                                                                    ------------
              Walt Disney (The) Company Call
    1,474     @ 32.5 due Jan 08 .................................       (81,070)
                                                                    ------------
              Wells Fargo & Company Calls
    1,200     @ 32.5 due Jan 08. ................................       (30,000)
      600     @ 30 due Jan 08 ...................................       (72,000)
      600     @ 32.5 due Feb 08 .................................       (36,000)
                                                                    ------------
                                                                       (138,000)
                                                                    ------------
              Williams Companies (The), Inc. Call
    1,894     @ 35 due Jan 08 ...................................      (246,220)
                                                                    ------------

            TOTAL CALL OPTIONS WRITTEN ..........................   $(3,839,549)
            (Premiums received $5,622,371)                          ============


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments, at value
   Cost ($381,439,303) ..........................................................................................   $   366,101,447
Cash ............................................................................................................         3,841,371
Receivables:
   Dividends ....................................................................................................         1,119,670
   Investment securities sold ...................................................................................           284,310
                                                                                                                    ----------------
     Total Assets ...............................................................................................       371,346,798
                                                                                                                    ----------------

LIABILITIES:
Options written, at value (Premiums received $5,622,371) ........................................................         3,839,549
Payables:
   Investment advisory fees .....................................................................................           315,577
   Audit and tax fees ...........................................................................................            43,930
   Printing fees ................................................................................................            42,732
   Administrative fees ..........................................................................................            28,644
   Investment securities purchased ..............................................................................            28,564
   Custodian fees ...............................................................................................            19,860
   Legal fees ...................................................................................................             9,441
   Transfer agent fees ..........................................................................................             3,409
   Trustees' fees and expenses ..................................................................................             1,051
Accrued expenses and other liabilities ..........................................................................             4,548
                                                                                                                    ----------------
     Total Liabilities ..........................................................................................         4,337,305
                                                                                                                    ----------------
NET ASSETS ......................................................................................................   $   367,009,493
                                                                                                                    ================

NET ASSETS CONSIST OF:
Paid-in capital .................................................................................................   $   380,494,415
Par value .......................................................................................................           199,732
Accumulated net realized gain (loss) on investments sold and written options transactions .......................          (129,620)
Net unrealized appreciation (depreciation) on investments and options written ...................................       (13,555,034)
                                                                                                                    ----------------
NET ASSETS ......................................................................................................   $   367,009,493
                                                                                                                    ================
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ............................................   $         18.38
                                                                                                                    ================
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) .....................        19,973,164
                                                                                                                    ================


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Dividends .......................................................................................................   $     7,334,469
Interest ........................................................................................................           138,339
                                                                                                                    ----------------
     Total investment income ....................................................................................         7,472,808
                                                                                                                    ----------------
EXPENSES:
Investment advisory fees ........................................................................................         3,777,954
Administration fees .............................................................................................           342,236
Custodian fees ..................................................................................................           118,299
Legal fees ......................................................................................................            81,274
Printing fees ...................................................................................................            71,606
Trustees' fees and expenses .....................................................................................            41,767
Audit and tax fees ..............................................................................................            41,102
Transfer agent fees .............................................................................................            34,434
Other ...........................................................................................................            79,147
                                                                                                                    ----------------
     Total expenses .............................................................................................         4,587,819
                                                                                                                    ----------------
NET INVESTMENT INCOME ...........................................................................................         2,884,989
                                                                                                                    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ..................................................................................................        19,149,232
   Written option transactions ..................................................................................        11,782,185
                                                                                                                    ----------------
Net realized gain (loss) ........................................................................................        30,931,417
                                                                                                                    ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................................................................        (7,196,480)
   Written option transactions ..................................................................................           913,522
                                                                                                                    ----------------
Net change in unrealized appreciation (depreciation) ............................................................        (6,282,958)
                                                                                                                    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .........................................................................        24,648,459
                                                                                                                    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................   $    27,533,448
                                                                                                                    ================


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          YEAR            YEAR
                                                                                                         ENDED           ENDED
                                                                                                       12/31/2007      12/31/2006
                                                                                                    ---------------  ---------------
OPERATIONS:
Net investment income (loss) ....................................................................   $    2,884,989   $      494,038
Net realized gain (loss) ........................................................................       30,931,417       29,877,195
Net change in unrealized appreciation (depreciation) ............................................       (6,282,958)      (5,083,893)
                                                                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting from operations .................................       27,533,448       25,287,340
                                                                                                    ---------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................................................................       (2,884,989)        (494,038)
Net realized gains ..............................................................................      (30,214,538)     (31,463,024)
                                                                                                    ---------------  ---------------
Total distributions to shareholders .............................................................      (33,099,527)     (31,957,062)
                                                                                                    ---------------  ---------------
Net increase (decrease) in net assets ...........................................................       (5,566,079)      (6,669,722)
NET ASSETS:
Beginning of period .............................................................................      372,575,572      379,245,294
                                                                                                    ---------------  ---------------
End of period ...................................................................................   $  367,009,493   $  372,575,572
                                                                                                    ===============  ===============
Accumulated net investment income (loss) at end of period .......................................   $           --   $           --
                                                                                                    ===============  ===============


                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR           YEAR         YEAR          PERIOD
                                                                          ENDED          ENDED        ENDED          ENDED
                                                                      12/31/2007(g)   12/31/2006   12/31/2005   12/31/2004 (a)
                                                                      --------------  -----------  -----------  ---------------
Net asset value, beginning of period ..............................   $       18.65   $    18.99   $    19.97   $        19.10 (b)
                                                                      --------------  -----------  -----------  ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................................            0.14         0.02         0.01            (0.01)
Net realized and unrealized gain (loss) ...........................            1.24         1.24         0.61             1.46
                                                                      --------------  -----------  -----------  ---------------
Total from investment operations ..................................            1.38         1.26         0.62             1.45
                                                                      --------------  -----------  -----------  ---------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .............................................           (0.14)       (0.02)       (0.01)              --
Net realized gain .................................................           (1.51)       (1.58)       (1.59)           (0.54)
                                                                      --------------  -----------  -----------  ---------------
Total distributions ...............................................           (1.65)       (1.60)       (1.60)           (0.54)
                                                                      --------------  -----------  -----------  ---------------
Common Shares offering costs charged to paid-in capital ...........              --           --           --            (0.04)
                                                                      --------------  -----------  -----------  ---------------
Net asset value, end of period ....................................   $       18.38   $    18.65   $    18.99   $        19.97
                                                                      ==============  ===========  ===========  ===============
Market value, end of period .......................................   $       16.14   $    18.41   $    17.12   $        20.00
                                                                      ==============  ===========  ===========  ===============
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) .....................            8.19%        7.09%        3.48%            7.29%
                                                                      ==============  ===========  ===========  ===============
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ........................           (3.76)%      17.26%       (6.85)%           2.62%
                                                                      ==============  ===========  ===========  ===============

--------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's). .............................   $     367,009   $  372,576   $  379,245   $      395,024
Ratio of total expenses to average net assets .....................            1.21%        1.24%        1.23%            1.26% (f)
Ratio of net investment income (loss) to average net assets .......            0.76%        0.13%        0.04%           (0.09)% (f)
Portfolio turnover rate ...........................................             174%         131%         266%              73%

----------

(a) Initial seed date of August 17, 2004. The Fund commenced operations on August 26, 2004.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d)   Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share, all based on Common Share market price per share.

(f)   Annualized.

(g) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Chartwell Investment Partners, L.P. See Note 3 "Investment Advisory Fee and Other Affiliated Transactions" in Notes to Financial Statements.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

                               1. FUND DESCRIPTION

First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE"). The Fund's name was changed to its current name effective September 30, 2007, following the appointment of Chartwell Investment Partners, L.P. ("Sub-Advisor" or "Chartwell") as Sub-Advisor of the Fund, pursuant to an interim investment sub-advisory agreement.

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid), by the total number of Common Shares outstanding.

The Fund's investments are valued at market value, or in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which they are principally traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price.

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund may write (sell) covered call or put options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and to provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the exercise price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying equity security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's exercise price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's investment strategy depends on the ability of Chartwell to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 is as follows:

                                                   2007           2006
                                               ------------   ------------
Distributions paid from:
Ordinary Income ............................   $ 31,958,437     26,007,917
Long-Term Capital Gains ....................      1,141,090      5,949,145

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..............   $  3,851,022
Net Unrealized Depreciation ................    (14,538,544)

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

POST-OCTOBER LOSSES. Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2007, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through December 31, 2007 of $2,997,131.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENT:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust Advisors L.P. ("First Trust") is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets ("Managed Assets" means the average daily gross assets of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities, including the value of call options written (sold)).

Prior to September 14, 2007, Fiduciary Asset Management, LLC served as the Fund's sub-advisor. Effective September 14, 2007, the Board of Trustees, after careful consideration, appointed Chartwell Investment Partners, L.P. ("Chartwell") as sub-advisor pursuant to an interim investment sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with Chartwell (See Additional Information - Submission of Matters to Vote of Shareholders and Sub-Advisory Agreements).

Chartwell serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Prior to January 1, 2007, the trusts paid each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee will be paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also, effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $696,170,487 and $644,032,637, respectively.

As of December 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,540,389 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,294,588.

Written option activity was as follows:

                                                  NUMBER
                                                    OF
                                                 CONTRACTS      PREMIUMS
                                               ------------   ------------
WRITTEN OPTIONS
Options outstanding at December 31, 2006 ...         71,400   $  8,241,701
Options written ............................        756,252     79,555,438
Options expired ............................       (169,006)   (13,480,104)
Options exercised ..........................        (16,204)    (1,700,634)
Options closed. ............................       (574,224)   (66,994,030)
                                               ------------   ------------
Options outstanding at December 31, 2007 ...         68,218   $  5,622,371
                                               ============   ============

                                5. COMMON SHARES

As of December 31, 2007, 19,973,164 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

           7. CHANGES IN INVESTMENT STRATEGY AND CONCENTRATION POLICY

On December 10, 2007, the Board of Trustees approved a change in the Fund's investment strategy, effective on or about April 30, 2008, whereby the Fund intends to invest substantially all, but in no event less than 90%, of its Managed Assets in common stocks and other equity securities such as Real Estate Investment Trusts, Master Limited Partnerships and Investment Companies (including exchange-traded funds and business development companies).

On September 14, 2007, the Board of Trustees approved a change in the Fund's investment strategy, effective on or about November 19, 2007, whereby the Fund no longer is required to write (or sell) call options on at least 80% of its Managed Assets. Chartwell, the Fund's Sub-Advisor, thereafter writes (sells) call options as determined to be appropriate, consistent with the Fund's investment objective.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

At a Special Meeting of Shareholders of the Fund held on January 8, 2008, shareholders approved a change in the Fund's fundamental investment policy to provide the Fund may not invest 25% or more of its total assets in securities of issuers in any single industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The policy became effective on January 8, 2008

                             8. RISK CONSIDERATIONS

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. The Fund cannot assure as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME FUND (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL
FUND)

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund) (the "Fund"), including the portfolio of investments, as of December 31, 2007, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Fund's custodian and broker; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 2008

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                         DECEMBER 31, 2007 - (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent") in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                         DECEMBER 31, 2007 - (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                BY-LAW AMENDMENT

On December 11, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. The changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the revised ByLaws, investors may call the Fund at (800) 988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund), First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund), First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. At the Annual Meeting, Trustee Keith was elected for a one-year term; Trustees Erickson and Kadlec were elected for two-year terms; and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 15,800,924, the number of votes withheld was 136,240 and the number of abstentions was 4,036,000. The number of votes cast in favor of Niel B. Nielson was 15,801,777, the number of votes withheld was 135,987 and the number of abstentions was 4,036,000. The number of votes cast in favor of Richard E. Erickson was 15,804,278, the number of votes withheld was 132,886 and the number of abstentions was 4,036,000. The number of votes cast in favor of Thomas R. Kadlec was 15,803,067, the number of votes withheld was 134,097 and the number of abstentions was 4,036,000. The number of votes cast in favor of Robert F. Keith was 15,802,022, the number of votes withheld was 135,142 and the number of abstentions was 4,036,000.

The Special Meeting of Shareholders of the Fund was held on January 8, 2008. At that meeting, the shareholders approved the new sub-advisory agreement with Chartwell Investment Partners, L.P. The number of votes cast for was 9,854,643, the number of votes against was 211,148 and the number of abstentions was 274,250. At the meeting, the shareholders also approved the change in concentration policy from one that prohibits the Fund from investing 25% or more of its total assets in securities of issuers in any single industry or sector of the economy to one that prohibits it from investing 25% or more of its total assets in securities of issuers in any single industry. The number of votes cast for was 9,728,171, the number of votes against was 343,109 and the number of abstentions was 268,761.

                             SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF SUB-ADVISORY CONTRACTS

The Board of Trustees of First Trust Enhanced Equity Income Fund (f/k/a First Trust/Fiduciary Asset Management Covered Call Fund) (the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Chartwell Investment Partners, L.P. ("Chartwell") at special meetings held on September 14, 2007 and September 21, 2007, respectively. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund.

In April 2007, the Board was informed that Fiduciary Asset Management, LLC ("FAMCO"), which served as the Fund's sub-advisor, had entered into a definitive agreement with Piper Jaffray Companies ("Piper Jaffray") pursuant to which Piper Jaffray agreed to acquire FAMCO (the "Transaction"). The Board was also informed that, if the Transaction was consummated, the sub-advisory agreement between the Fund, the Advisor and FAMCO (the "FAMCO Sub-Advisory Agreement") would terminate pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In light of the potential termination of the FAMCO

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                         DECEMBER 31, 2007 - (UNAUDITED)

Sub-Advisory Agreement, the Board, over the course of several months, requested and evaluated all information it deemed reasonably necessary to evaluate the various alternatives the Fund could pursue if the Transaction were completed. As part of the review process, the Board met on several occasions with representatives of the Advisor to discuss the Transaction. The Independent Trustees also asked that written requests for information be sent on their behalf to FAMCO and Piper Jaffray. On June 11, 2007, the Board met with representatives of FAMCO and Piper Jaffray and received a presentation on the Transaction. The Board was able to ask questions about the possible effects of the Transaction on the services provided by FAMCO to the Fund. At the June 11th meeting, the Board also requested that the Advisor research and provide information on potential alternative sub-advisers for its July meeting. At the July 18, 2007 meeting, the Board met with representatives of Chartwell and received a presentation regarding Chartwell's investment style. Throughout the entire review process, the Independent Trustees were advised by their independent legal counsel.

As a result of the consummation of the Transaction and the termination of the FAMCO Sub-Advisory Agreement, the Board held a special meeting on September 14, 2007 to consider how to proceed. At this meeting, the Advisor recommended to the Board that Chartwell serve as the new sub-adviser for the Fund. Based on its consideration of all the information received prior to the closing of the Transaction, the Board appointed Chartwell as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement. At a special meeting on September 21, 2007, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. The Board noted that, at the request of the Independent Trustees, the Advisor and/or Chartwell had agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a report from Chartwell responding to a request for information from the Advisor and counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Chartwell (including the relevant personnel responsible for these services and their experience); the sub-advisory fee for the Fund as compared to fees charged to other clients of Chartwell; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on Chartwell; any fall out benefits to Chartwell; and information on Chartwell's compliance program. The Independent Trustees also met separately on a number of occasions with their independent legal counsel to discuss the information provided by Chartwell and the Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund, the Advisor and Chartwell are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Chartwell under the Agreements. The Board noted the disciplined, team-oriented investment process of Chartwell and Chartwell's investment style. The Board considered, in particular, Chartwell's experience as advisor to another closed-end fund, the Chartwell Dividend and Income Fund. The Board considered the investment performance of the Fund under FAMCO, and also considered performance information for a carve-out of the equity and covered call component of the Chartwell Dividend and Income Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Chartwell under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the FAMCO Sub-Advisory Agreement. The Board considered the proposed sub-advisory fee and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to Chartwell would be paid by the Advisor from its advisory fee. The Board also considered information provided by Chartwell as to the fees it charges to other clients, noting, in particular, that its advisory fee to the Chartwell Dividend and Income Fund was higher than the sub-advisory fee for the Fund. On the basis of all the information provided on the fees of the Fund, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Chartwell under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                         DECEMBER 31, 2007 - (UNAUDITED)

The Board considered that the Fund's fee structure does not enable shareholders to benefit from any economies of scale achieved by Chartwell. The Board concluded that in light of the size of the Fund, the fees to be paid under the Agreements as well as under the investment management agreement with the Advisor reflect an appropriate sharing of any economies of scale. With respect to Chartwell's anticipated profitability under the Agreements, the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Chartwell, and that Chartwell would be paid by the Advisor. Based on the information provided, the Board concluded that the profitability of the Agreements to Chartwell was anticipated to be not unreasonable. The Board considered the fall-out benefits expected to be realized by Chartwell from its relationship with the Fund, including possible soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 10, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2007, 16.44% qualifies for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 18.61% of its ordinary income distributions (including short-term capital gain), for the year ended December 31, 2007.

For the year ended December 31, 2007, the amount of long-term capital gain distributions designated by the Fund was $1,141,090 which is taxable at a 15% rate for federal income tax purposes.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                         DECEMBER 31, 2007 - (UNAUDITED)

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

Information pertaining to the Trustees and officers(2) of the Fund is set forth below.

                                                                                              NUMBER OF
                                        TERM OF                                             PORTFOLIOS IN             OTHER
     NAME, ADDRESS, DATE              OFFICE AND                                             FIRST TRUST           TRUSTEESHIPS
    OF BIRTH AND POSITION              LENGTH OF             PRINCIPAL OCCUPATIONS           FUND COMPLEX         OR DIRECTORSHIPS
        WITH THE FUND                   SERVICE               DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Two-year term          Physician; President, Wheaton            58                   None
c/o First Trust Advisors L.P.   o Since fund inception   Orthopedics; Co-owner and            Portfolios
1001 Warrenville Road,                                   Co-Director (January 1996 to
   Suite 300                                             May 2007), Sports Med
Lisle, IL 60532                                          Center for Fitness; Limited
D.O.B: 04/51                                             Partner, Gundersen Real
                                                         Estate Partnership;
                                                         Limited Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o Two-year term          Senior Vice President                    58                   None
c/o First Trust Advisors L.P.   o Since fund inception   and Chief Financial                  Portfolios
1001 Warrenville Road,                                   Officer (May 2007 to Present),
   Suite 300                                             Vice President and
Lisle, IL 60532                                          Chief Financial Officer (1990
D.O.B: 11/57                                             to May 2007), ADM
                                                         Investor Services, Inc.
                                                         (Futures Commission
                                                         Merchant); President (May 2005
                                                         to Present), ADM
                                                         Derivatives, Inc.;
                                                         Registered Representative
                                                         (2000 to Present), Segerdahl
                                                         & Company, Inc., a FINRA
                                                         member (Broker-Dealer)

Robert F. Keith, Trustee        o One-year term          President (2003 to Present),             58                   None
c/o First Trust Advisors L.P.   o Since June 12, 2006    Hibs Enterprises (Financial          Portfolios
1001 Warrenville Road,                                   and Management Consulting);
   Suite 300                                             President (2001 to 2003),
Lisle, IL 60532                                          Aramark Service Master
D.O.B: 11/56                                             Management; President and
                                                         Chief Operating Officer (1998
                                                         to 2003), Service Master
                                                         Management Services

Niel B. Nielson, Trustee        o Three-year term        President (June 2002 to                  58           Director of Covenant
c/o First Trust Advisors L.P.   o Since fund inception   Present), Covenant College           Portfolios          Transport Inc.
1001 Warrenville Road,
   Suite 300
Lisle, IL 60532
D.O.B: 03/54

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

                                                                                              NUMBER OF
                                        TERM OF                                             PORTFOLIOS IN             OTHER
     NAME, ADDRESS, DATE              OFFICE AND                                             FIRST TRUST           TRUSTEESHIPS
    OF BIRTH AND POSITION              LENGTH OF             PRINCIPAL OCCUPATIONS           FUND COMPLEX        OR DIRECTORSHIPS
        WITH THE FUND                   SERVICE               DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen 1, Trustee,      o Three-year term        President, First Trust                   58            Trustee of Wheaton
President, Chairman of the      o Since fund             Advisors L.P. and First Trust        Portfolios              College
Board and CEO                     inception              Portfolios L.P.; Chairman of
1001 Warrenville Road                                    the Board of Directors,
   Suite 300                                             BondWave LLC (Software
Lisle, IL 60532                                          Development
D.O.B: 09/55                                             Company/Broker-Dealer) and
                                                         Stonebridge Advisors LLC
                                                         (Investment Advisor)

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH FUND             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS (2) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          Treasurer, Controller,     o Indefinite term        Chief Financial Officer, First Trust Advisors L.P. and
1001 Warrenville Road,   Chief Financial Officer    o Since fund inception   First Trust Portfolios L.P.; Chief Financial Officer,
   Suite 300             and Chief Accounting                                BondWave LLC (Software Development
Lisle, IL 60532          Officer                                             Company/Broker-Dealer) and Stonebridge Advisors LLC
D.O.B: 11/57                                                                 (Investment Advisor)

Kelley A. Christensen    Vice President             o Indefinite term        Assistant Vice President, First Trust Advisors L.P. and
1001 Warrenville Road,                              o Since December 10,     First Trust Portfolios L.P.
   Suite 300                                          2006
Lisle, IL 60532
D.O.B: 09/70

James M. Dykas           Assistant Treasurer        o Indefinite term        Senior Vice President (April 2007 to Present), Vice
1001 Warrenville Road,                              o Since December 12,     President (January 2005 to April 2007), First Trust
   Suite 300                                          2005                   Advisors L.P. and First Trust Portfolios L.P.;
Lisle, IL 60532                                                              Executive Director (December 2002 to January 2005),
D.O.B: 01/66                                                                 Vice President (December 2000 to December 2002), Van
                                                                             Kampen Asset Management and Morgan Stanley Investment
                                                                             Management

Christopher R. Fallow    Assistant Vice President   o Indefinite term        Assistant Vice President (August 2006 to Present),
1001 Warrenville Road,                              o Since December 10,     Associate (January 2005 to August 2006), First Trust
   Suite 300                                          2006                   Advisors L.P. and First Trust Portfolios L.P.;
Lisle, IL 60532                                                              Municipal Bond Trader (July 2001 to January 2005),
D.O.B: 04/79                                                                 BondWave LLC (Software Development Company/Broker-
                                                                             Dealer)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
  (FORMERLY KNOWN AS FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)
                                DECEMBER 31, 2007

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH             WITH FUND             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS (2) WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine         Secretary and Chief        o Indefinite term        General Counsel, First Trust Advisors L.P. and First
1001 Warrenville Road,   Compliance Officer         o Since fund inception   Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 300                                                                 (Software Development Company/Broker-Dealer) and
Lisle, IL 60532                                                              Stonebridge Advisors LLC (Investment Advisor)
D.O.B: 05/60

Daniel J. Lindquist      Vice President             o Indefinite term        Senior Vice President (September 2005 to Present), Vice
1001 Warrenville Road,                              o Since December 12,     President (April 2004 to September 2005), First Trust
   Suite 300                                          2005                   Advisors L.P. and First Trust Portfolios L.P.; Chief
Lisle, IL 60532                                                              Operating Officer (January 2004 to April 2004), Mina
D.O.B: 02/70                                                                 Capital Management, LLC; Chief Operating Officer (April
                                                                             2000 to January 2004), Samaritan Asset Management
                                                                             Services, Inc.

Kristi A. Maher          Assistant Secretary        o Indefinite term        Deputy General Counsel (May 2007 to Present), Assistant
1001 Warrenville Road,                              o Since fund inception   General Counsel (March 2004 to May 2007), First Trust
   Suite 300                                                                 Advisors L.P. and First Trust Portfolios L.P.;
Lisle, IL 60532                                                              Associate (December 1995 to March 2004), Chapman and
D.O.B: 12/66                                                                 Cutler LLP

----------

1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

[LOGO] FIRSTTRUST
       ADVISORS L.P.

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $35,000 for 2006 and $35,500 for 2007.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2006 and $2,300 for 2007. These fees were for additional audit work.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $2,300 for 2007. These fees were for additional audit work.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $4,725 in 2006 and $4,850 for 2007. These fees were for tax preparation.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0 for 2006 and $0 for 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $2,768 for 2006 and $1,261 for 2007. These fees were for compliance consulting services.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $32,610.56 for 2006 and $16,769 for 2007. These fees were for compliance consulting services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph
         (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2006 were $7,493 and $63,785.50 for the Registrant and the Registrant's investment adviser and for 2007 were $6,111 and $23,769, for the Registrant and the Registrant's investment adviser, respectively.

(h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell. Chartwell maintains a copy of the AFL-CIO Key Votes Survey which is a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. This list includes the company, item number, proposal, recommendation and date of the meeting. Chartwell votes in accordance with these recommendations. In situations where ISS does not vote a proxy (as on behalf of LP's or LLC's), Chartwell generally votes with company management.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 (A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser") is an employee-owned investment firm focusing on institutional, subadvisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Portfolio Management Team consists of the following:


PORTFOLIO MANAGEMENT TEAM
BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER
Mr. Schaffer is a founding partner of Chartwell and has 36 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund, he focuses on securities in the Energy, Financials and Staples industries. Mr. Schaffer recently participated in the Futures Industry Association Expo on a panel discussing Institutional Trends in Using Options. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing two closed-end equity income funds. These funds utilize option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.


DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER
Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 10 years of investment industry experience. His areas of focus include the Transportation and Consumer Discretionary segments of the market. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler holds the CFA designation and is a member of the CFA Institute and the CFA Society of Philadelphia, and earned a Bachelor's degree in Accounting from the University of Delaware.


KEVIN A. MELICH, CFA
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER
Mr. Melich is a founding partner of Chartwell and has 43 years of investment industry experience. He is a member of Chartwell's large-cap equity portfolio management team and implements portfolio management decisions for high yield equity institutional portfolios. His areas of focus are in the Automotive, Machinery, Office Electronics and REIT industries. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There he managed over $1.6 billion for institutional accounts in the value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm, A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich holds the CFA designation and is a member of the CFA Institute and the CFA Society of Philadelphia, and earned a Bachelor of Science degree in economics from St. John Fisher College.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

          The information in the table below is as of December 31, 2007.




                                                                                            # OF ACCOUNTS     TOTAL ASSETS
                                                                                            -------------     ------------
                                                                                             MANAGED FOR       FOR WHICH
                                                                                             ------------      ---------
                                                                TOTAL # OF                  WHICH ADVISORY     ADVISORY
                                                                ----------                  --------------     --------
 NAME OF PORTFOLIO MANAGER OR                                    ACCOUNTS      TOTAL       FEE IS BASED ON   FEE IS BASED ON
 -----------------------------                                   ---------     ------      ----------------  ---------------
        TEAM MEMBER                  TYPE OF ACCOUNTS*            MANAGED      ASSETS        PERFORMANCE       PERFORMANCE
        -----------                  -----------------            -------      ------        -----------       -----------

1.  Bernard P. Schaffer      Registered Investment Companies:       1           $189              0               $0
                             Other Pooled Investment                0            $0               0               $0
                             Vehicles:
                             Other Accounts:                       28           $271              0               $0

2.  Kevin A. Melich          Registered Investment Companies:       1           $189              0               $0
                             Other Pooled Investment                0            $0               0               $0
                             Vehicles:
                             Other Accounts:                       28           $271              0               $0

3.  Douglas W. Kugler        Registered Investment Companies:       1           $189              0               $0
                             Other Pooled Investment                0            $0               0               $0
                             Vehicles:
                             Other Accounts:                       28           $271              0               $0



POTENTIAL CONFLICTS OF INTERESTS

The portfolio manager and supporting team members manage other accounts for Chartwell including registered investment companies, institutional portfolios, and high net worth accounts using a similar investment style. The portfolio manager and supporting team members do not manage any hedge funds nor any accounts with performance-based fees.

When registered funds and other investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in Chartwell's Compliance Manual and trade allocation policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

Internal controls and compliance policies and procedures are in place to mitigate risk and to ensure that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy


(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a discretionary performance-based compensation approach that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The performance consideration is based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings when applicable. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's ownership interest, or percentage limited partnership interest, in Chartwell multiplied by total net cash distributions paid during the year.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

  The information below is as of December 31, 2007:

     NAME OF PORTFOLIO MANAGER OR           DOLLAR RANGE OF FUND SHARES
     ----------------------------           ---------------------------
             TEAM MEMBER                         BENEFICIALLY OWNED
             -----------                         ------------------
           Bernard P. Schaffer                           $0
           Kevin A. Melich                               $0
           Douglas W. Kugler                             $0


(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  FIRST TRUST ENHANCED  EQUITY INCOME FUND (FORMERLY  KNOWN AS FIRST
              TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND)

By (Signature and Title)*     /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                              James A. Bowen, Chairman of the Board, President
                              and Chief Executive Officer
                              (principal executive officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                              James A. Bowen, Chairman of the Board, President
                              and Chief Executive Officer
                              (principal executive officer)


Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.